STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT (this “Agreement”) is entered into this 6th day of March, 2017 (the “Execution Date”), and made effective as of the 28th day of February, 2017 (the “Effective Date”), by and between Louis Bertoli, having an address at Via Valsorda 47/a, Concesio 25062, Italy (“Seller”) and Nitin Amersey, having an address at 3738 Coach Cove, Sanford, Michigan 48657, United States of America (“Purchaser”).

R E C I T A L S:

WHEREAS, Seller owns 36,000,000 shares (the “Shares”) of the common stock, par value $0.0001 per share of HPIL Holding, a publicly owned Nevada (USA) corporation (the “Company”), which represents a controlling interest in the Company as of the Effective Date.

WHEREAS, Purchaser desires to purchase and the Seller desires to sell the Shares upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises of the parties, and for good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.                Recitals.  The parties represent the above recitals are true and correct and are incorporated herein.

2.                Purchase and Sale of the Shares.

(a)              Subject to the terms and conditions of this Agreement, the Seller agrees to sell and the Purchaser agrees to purchase the Shares at the purchase price of $344,160 (the “Purchase Price”).

(b)             The Seller and Purchaser agree to appoint Thrasher Worth, LLC, as escrow agent (the “Escrow Agent”) to receive, hold and administer the Purchase Price and the Shares pursuant to and in accordance with the Escrow Agreement attached hereto as Exhibit A (the “Escrow Agreement”).

(c)              On or before 17:00 p.m. Atlanta, Georgia (USA) local time on April 21, 2017, the Purchaser shall deliver to the Escrow Agent the Purchase Price and instructions to, as soon as possible following the receipt from Seller of all items Seller is required to deliver to the Escrow Agent pursuant to Section 2(d), release the escrow and close the purchase and sale of the Shares contemplated hereby in accordance with the Escrow Agreement, by releasing from escrow and disbursing to Seller the Purchase Price pursuant to the Seller’s instructions and releasing to Purchaser the Shares certificate and assignment (the “Closing”).

(d)             On or before 17:00 p.m. Atlanta, Georgia (USA) local time on April 28, 2017, the Seller shall deliver to the Escrow Agent (i) a certificate evidencing the Shares, (ii) an assignment duly executed by Seller pursuant to which Seller agrees to assign, transfer and deliver the Shares to Purchaser or such other person or entity as the Purchaser may direct, and (iii) a direction for payment of the Purchase Price to an account designated by Seller, to be held and released by the Escrow Agent in accordance with the Escrow Agreement.

(e)              The following items shall be conditions precedent to the Closing: (i) the Seller and the Purchaser shall have executed this Agreement; (ii) the Seller and the Purchaser shall have executed the Escrow Agreement; (iii) receipt by the Escrow Agent of the Purchase Price; and (iv) receipt by the Escrow Agent of the certificate evidencing the Shares being purchased with duly endorsed stock powers or assignments in the name of the Purchaser or such other person or entity as the Purchaser may direct.

3.                Representations and Warranties of Seller.

As an inducement to, and to obtain the reliance of Purchaser as Seller is aware that Purchaser is relying upon the within representation and warranties, the Seller, represents and warrants to the Purchaser as follows:

(a)          Ownership of Securities. The Seller is the owner, beneficially and of record, of the Shares, free and clear of any adverse claim, lien, option, charge, security interest or encumbrance of any nature whatsoever (collectively, the “Liens”). The Seller is allowed to sell the Shares in a private transaction without volume limitation.

(b)         Authorization to Convey the Shares. The Seller has full power and authority to receive payment for the Shares as contemplated by this Agreement and consequently to sell, convey, assign and transfer the Shares to the Purchaser and otherwise consummate the transactions contemplated by this Agreement. The Purchaser shall acquire good and marketable title to the Shares, free and clear of all Liens. No authorization, approval or consent of any third party is required for the lawful execution, delivery and performance of this Agreement by the Seller.

(c)          No Contravention. This Agreement constitutes a valid and legally binding obligation of the Seller, enforceable against it in accordance with its terms. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby in the manner herein provided, will constitute a violation of or default under, or conflict with, any judgment, decree, statute or regulation or any governmental authority applicable to the Seller or any contract, commitment, agreement or restriction of any kind to which the Seller is a party or by which its assets are bound. The execution and delivery of this Agreement does not, and the consummation of the transactions described herein will not, violate applicable law, or any mortgage, lien, agreement, indenture, lease or understanding (whether oral or written) of any kind outstanding relative to the Seller.

(d)         Ownership.  The Shares are held and owned by Seller free and clear of all liens and Seller is free to sell the Shares to the Purchaser. The Seller is the sole decision maker concerning the sale of the Shares and has the sole power and authority to sell the Shares.

(e)          Approval of Agreement. This Agreement is the legal, valid, and binding obligation of the Seller enforceable in accordance with its terms.

(f)          Governmental Authorizations. The Seller is not required to obtain authorization, approval, consent, or order of, or make a registration or filing, with, any court or other governmental body in connection with the execution and delivery by the Seller of this Agreement and the consummation by the Seller of the transactions contemplated hereby.

(g)         No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated hereby, will not result in the breach of any term or provision of, constitute an event of default under, or require the consent or approval of any third-party pursuant to, any material contract, agreement, or instrument to which the Seller is a party.

(h)         No Misrepresentations. None of the information contained in the representations and warranties of the Seller set forth in this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein not misleading.

4.                Representations and Warranties of Purchaser. As an inducement to, and to obtain the reliance of the Seller, the Purchaser represents and warrants as follows:

(a)             Authorization to Purchase Securities. The Purchaser has full power and authority to Purchase the Shares pursuant to the terms of this Agreement. No authorization, approval or consent of any third party is required for the lawful execution, delivery and performance of this Agreement by the Purchaser.

(b)             No Contravention. This Agreement constitutes a valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby in the manner herein provided, will constitute a violation of or default under, or conflict with, any judgment, decree, statute or regulation or any governmental authority applicable to the Purchaser or any contract, commitment, agreement or restriction of any kind to which the Purchaser is a party or by which its assets are bound. The execution and delivery of this Agreement does not, and the consummation of the transactions described herein will not, violate applicable law, or any mortgage, lien, agreement, indenture, lease or understanding (whether oral or written) of any kind outstanding relative to the Purchaser.

(c)              Receipt of information. The Purchaser, who is also Chief Financial Officer, Corporate Secretary and Treasurer and Director and stockholder of the Company, has been always aware of all documents, records and publicly available information pertaining to the Company.

(d)             Affiliate.  The Purchaser is currently and has been an affiliate of the Company (as that term is defined in Rule 405 of the Securities Act of 1933, as amended) for at least the past ninety (90) calendar days preceding the execution of this Agreement by the Purchaser.

5.         Indemnification.

(a)             Indemnification by Seller. The Seller hereby agrees to indemnify and hold harmless the Purchaser from and against and in respect of:

(i)               Any and all damage or deficiency, resulting from any misrepresentation, breach of any representation or warranty or non-fulfillment of any agreement on the part of the Seller under this Agreement or any instrument or document delivered to the Purchaser in connection therewith; and

(ii)             Any and all actions, suits, claims, proceedings, demands, assessments, judgments, costs and legal and other expenses incidental to any of the foregoing.

(b)             Indemnification by Purchaser. The Purchaser hereby agrees to indemnify and hold harmless the Seller from and against and in respect of:

(i)               Any and all damage or deficiency resulting from any misrepresentation, breach of warranty or non-fulfillment of any agreement on the part of the Purchaser under this Agreement or any instrument or document delivered to the Seller in connection therewith; and

(ii)             Any and all actions, suits, claims, proceedings, demands, assessments, judgments, costs and legal and other expenses incidental to any of the foregoing.

6.         Miscellaneous.

(a)             Notices.  All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been deposited with an overnight courier service, such as Federal Express, for delivery to the intended addressee or three days following the day when deposited in the United States mails, first class postage prepaid.

(b)             Further Assurances. At any time, and from time to time, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to the securities or otherwise to carry out the interest and purposes of this Agreement.

(c)              Costs and Expenses. The Purchaser agrees that it shall bear its own expenses and legal fees associated with this transaction.

(d)             Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. It supersedes all prior negotiations, letters and understandings relating to the subject matter hereof.

(e)              Amendment.  This Agreement may not be amended, supplemented or modified in whole or in part except by an instrument in writing signed by the party or parties against whom enforcement of any such amendment, supplement or modification is sought.

(f)              Assignment.  This Agreement may not be assigned by any party hereto without the prior written consent of the other party.

(g)             Arbitration.  Any controversy or claim arising out of or related to this Agreement or the breach thereof, which is not amicably settled between the parties, shall be settled by arbitration with a panel of three, in accordance with the commercial rules then in existence with the American Arbitration Association, with hearings to take place in New York, New York (USA), and the laws of the State of New York shall apply. Any judgment or award rendered by arbitration may be entered in any Court having jurisdiction. The parties acknowledge that, in addition to any and all damages deemed fair by the arbitrators, the award may be expanded to include, but not be limited to, any and all court or arbitration costs, reasonable attorney fees and any other costs or charges reasonably necessary to the adjudication of the controversy. Nothing contained herein shall deprive any party of the right to obtain injunctive or other equitable relief. Remedy at law for any breach or threatened breach of this Agreement being inadequate, any party hereto is entitled to enforce the specific performance of this Agreement and to seek both temporary or permanent injunctive relief without the necessity of providing actual damages outside of the terms of this Agreement. The parties agree that a facsimile transmission of this signed agreement shall be legal and binding.

(h)             Effect of Waiver. The failure of any party at any time or times to require performance of any provision of this Agreement will in no manner affect the right to enforce the same. The waiver by any party of any breach of any provision of this Agreement will not be construed to be a waiver by any such party of any succeeding breach of that provision or a waiver by such party of any breach of any other provision.

(i)               Legal Representation. The Seller and Purchaser agree that they have had adequate opportunity to consult with their own legal counsel concerning this Agreement and the transactions contemplated thereunder.

(j)               Construction.  The parties hereto and their respective legal counsel participated in the preparation of this Agreement; therefore, this Agreement shall be construed neither against nor in favor of any of the parties hereto, but rather in accordance with the fair meaning thereof.

(k)             Enforcement.  Should it become necessary for any party to institute legal action to enforce the terms and conditions of this Agreement, the successful party will the awarded reasonable attorneys’ fees at all trial and appellate levels, expenses and costs. The parties hereto acknowledge and agree that any party’s remedy at law for a breach or threatened breach of any of the provisions of this Agreement would be inadequate and such breach or threatened breach shall be per se deemed as causing irreparable harm to such party. Therefore, in the event of such breach or threatened breach, the parties hereto agree that, an aggrieved party, without posting any bond, shall be entitled to obtain, and the offending party agrees not to oppose the aggrieved party’s request for, equitable relief in the form of specific enforcement, temporary restraining order, temporary or permanent injunction, or any other equitable remedy that may then be available to the aggrieved party.

(l)               Accuracy of Representations. The representations and warranties made by each party in this Agreement were true when made and shall be true at the closing (except for changes therein permitted by this Agreement), and such party shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by such party prior to or at the closing.

(m)           Severability.  The invalidity, illegality or unenforceability of any provision or provisions of this Agreement will not affect any other provision of this Agreement, which will remain in full force and effect, nor will the invalidity, illegality or unenforceability of a portion of any provision of this Agreement affect the balance of such provision. In the event that any one or more of the provisions contained in this Agreement or any portion thereof shall for any reason be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be reformed, construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.

(n)             Binding Nature. This Agreement will be binding upon and will inure to the benefit of any successors or assigns of the parties hereto.

(o)             Counterparts.  This Agreement may he executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument. Notwithstanding anything contained herein to the contrary, it is expressly agreed that the Agreement may be executed with facsimile signatures.

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement on the Execution Date above written.

SELLER:

 /S/ Louis Bertoli

Louis Bertoli

PURCHASER:

 /S/ Nitin Amersey

Nitin Amersey

EXHIBIT A

ESCROW AGREEMENT

Attached.